   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 11, 2000
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    -------
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                    -------
                             PLAINS RESOURCES INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                                         13-2898764
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                             500 DALLAS, SUITE 700
                             HOUSTON, TEXAS 77002
                                (713) 654-1414
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                    -------

                           150,000 ADDITIONAL SHARES
                                     UNDER
                PLAINS RESOURCES INC. 1996 STOCK INCENTIVE PLAN
                           (full title of the plan)


                                   TIM MOORE
                      VICE PRESIDENT AND GENERAL COUNSEL
                             PLAINS RESOURCES INC.
                             500 DALLAS, SUITE 700
                             HOUSTON, TEXAS 77002
                                (713) 654-1414
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                    -------
                                   COPY TO:
                                JOHN A. WATSON
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                                (713) 651-5151
                         ----------------------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================

                                                                    PROPOSED          PROPOSED
                                                                     MAXIMUM           MAXIMUM
                                                 AMOUNT TO        OFFERING PRICE      AGGREGATE          AMOUNT OF
    TITLE OF EACH CLASS OF                      BE REGISTERED       PER SHARE       OFFERING PRICE      REGISTRATION
 SECURITIES TO BE REGISTERED                         (1)               (2)              (2)                 FEE
--------------------------------------------------------------------------------------------------------------------

Common Stock, par value $.10 per share      150,000  shares            $18 1/8       $2,756,250            $728
====================================================================================================================

(1) There are also registered hereby such indeterminate number of shares of common stock as may become issuable by reason of the anti-dilution provisions of the plan.

(2) Pursuant to Rule 457(h), the proposed maximum offering price is estimated, solely for the purpose of determining the registration fee, on the basis of the average high and low sales prices of the Common Stock as reported by the American Stock Exchange on September 7, 2000, which was $18 1/8.

  THIS REGISTRATION STATEMENT ON FORM S-8 COVERS ADDITIONAL SHARES OF THE REGISTRANT'S COMMON STOCK UNDER THE REGISTRANT'S 1996 STOCK INCENTIVE PLAN (THE "1996 PLAN"). A REGISTRATION STATEMENT ON FORM S-8 (REG. NO. 333-06191) (THE "EARLIER REGISTRATION STATEMENT") IS EFFECTIVE WITH RESPECT TO 1,500,000 SHARES OF COMMON STOCK ISSUABLE UNDER THE 1996 PLAN. THE CONTENTS OF THE EARLIER REGISTRATION STATEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN.
================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


 ITEM 8. EXHIBITS

   5   - Opinion of Tim Moore, Esq. regarding legality of securities being registered.
  23.1 - Consent of PricewaterhouseCoopers LLP.
  23.2 - Consent of Netherland, Sewell & Associates, Inc.
  23.3 - Consent of H. J. Gruy and Associates, Inc.
  23.4 - Consent of Ryder Scott Company.
  23.5 - Consent of Tim Moore, Esq. (contained in Exhibit 5 hereto).
  24   - Power of attorney (contained on page II-2 hereof).

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Phillip D. Kramer and Tim Moore, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 11, 2000.

                            PLAINS RESOURCES INC.


                            By: /s/ Greg L. Armstrong
                                -------------------------------------
                                Greg L. Armstrong, President and
                                Chief Executive Officer


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities indicated on September 11, 2000.


       SIGNATURE                                 CAPACITY
       ---------                                 --------

/s/ Greg L. Armstrong        President, Chief Executive Officer and Director
-------------------------            (Principal Executive Officer)
   Greg L. Armstrong

/s/ Jerry L. Dees
-------------------------                        Director
     Jerry L. Dees

/s/ Tom H. Delimitros
-------------------------                        Director
    Tom H. Delimitros

/s/ Cynthia A. Feeback          Vice President - Accounting and Assistant
-------------------------        Treasurer (Principal Accounting Officer)
   Cynthia A. Feeback

       SIGNATURE                                 CAPACITY
       ---------                                 --------

/s/ William M. Hitchcock
-------------------------                        Director
  William M. Hitchcock


/s/ Phillip D. Kramer         Executive Vice President, Treasurer and Chief
-------------------------    Financial Officer (Principal Financial Officer)
   Phillip D. Kramer

/s/ Dan M. Krausse
-------------------------           Chairman of the Board and Director
    Dan M. Krausse

/s/ John H. Lollar
-------------------------                        Director
    John H. Lollar

/s/ Robert V. Sinnott
-------------------------                        Director
   Robert V. Sinnott

/s/ J. Taft Symonds
-------------------------                        Director
    J. Taft Symonds